Supplement, dated October 24, 2001, to the Prospectus, dated May 1, 2001, of
                 Tri-Continental Corporation (the "Corporation")

     The following information supersedes and replaces the information set forth in the fourth paragraph on pages 12-13 of the Corporation's Prospectus under the caption "MANAGEMENT OF THE CORPORATION - The Manager:."

     The Corporation's portfolio is managed by the Manager's Disciplined Investment Group. The Co-Portfolio Managers of the Corporation are Rodney D. Collins, Ben-Ami Gradwohl, Ph.D. and David Guy, Ph.D.

     Mr. Collins is a Managing Director of the Manager and is Vice President of the Corporation. He has been Co-Portfolio Manager of the Corporation since July 1998. Mr. Collins is also Vice President and Co-Portfolio Manager of Seligman Common Stock Fund, Inc., Seligman Income Fund, Inc. and Seligman Tax-Aware Fund, Inc., as well as Seligman Common Stock Portfolio and Seligman Income Portfolio, two portfolios of Seligman Portfolios, Inc. Mr. Collins joined the Manager in 1992 as an Investment Associate, and was named a Vice President, Investment Officer in January 1995, Senior Vice President, Investment Officer in January 1999, and Managing Director in January 2000.

     Mr. Gradwohl is a Managing Director of the Manager. Mr. Gradwohl is also Co-Portfolio Manager of Seligman Common Stock Fund, Inc., Seligman Income Fund, Inc. and Seligman Tax-Aware Fund, Inc., as well as Seligman Common Stock Portfolio and Seligman Income Portfolio, two portfolios of Seligman Portfolios, Inc. Mr. Gradwohl joined the Manager as a Managing Director in January 2000. From 1996 to 1999, Mr. Gradwohl was a Portfolio Manager at Nicholas-Applegate Capital Management. During his tenure there, he managed U.S. systematic large-cap portfolios, tax-efficient strategies, an aggressive U.S. equity offshore fund, a long-short hedge fund and international equity investments. From 1994 to 1996, Mr. Gradwohl was a Vice President, Research and Quantitative Analysis, at Leland O'Brien Rubinstein Associates, Inc. Prior to that, he held academic positions at UCLA, Femi National Accelerator Laboratories and the Hebrew University of Jerusalem.

     Mr. Guy is a Managing Director of the Manager. Mr. Guy is also Co-Portfolio Manager of Seligman Common Stock Fund, Inc., Seligman Income Fund, Inc. and Seligman Tax-Aware Fund, Inc., as well as Seligman Common Stock Portfolio and Seligman Income Portfolio, two portfolios of Seligman Portfolios, Inc. Mr. Gradwohl joined the Manager as a Managing Director in January 2000. From 1997 to 1999, Mr. Guy was a Portfolio Manager for U.S. mid-cap securities in the Systematic Investment Group at Nicholas-Applegate Capital Management. During the winter semester of 1997, he was a Visiting Associate Professor with the Department of Statistics at the University of California, Riverside. From 1992 to 1996, Mr. Guy served as a Vice President with the Equity Derivatives Analysis Group at Salomon Brothers, Inc.


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